Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]
 Note 15

Subsequent Events

In January 2013, the Company declared and paid approximately $5.8 million or $0.064167 per outstanding common share, in distributions to its common shareholders, of which approximately $1.2 million or 111,782 Units were issued under the Company’s Dividend Reinvestment Plan.

In January 2013, under the guidelines of the Company’s Unit Redemption Program, the Company redeemed approximately 386,558 Units in the amount of $4.2 million. As contemplated in the Program, the Company redeemed Units on a pro-rata basis, whereby a percentage of each requested redemption was fulfilled at the discretion of the Company’s Board of Directors. This redemption was approximately 3% of the total 13.4 million requested Units to be redeemed, with approximately 13.0 million requested Units not redeemed.

In January 2013, the Company entered into two mortgage loan agreements with a commercial real estate lender.  The loans are separately secured by the Company’s Huntsville, Alabama Homewood Suites and Prattville, Alabama Courtyard hotels, and will amortize based on a 25 year term with a balloon payment due at maturity in February 2023.  Interest is payable monthly on the outstanding balance of each loan at an annual rate of 4.12%.  The total proceeds of $15.3 million under the two loan agreements were used to reduce the outstanding balance on the Company’s $40.0 million credit facility, and to pay loan origination and other transaction costs of approximately $0.2 million.

In February 2013, the Company extinguished through pay-off a mortgage note payable jointly secured by the San Diego, California Residence Inn and the Provo, Utah Residence Inn.  The note payable had a scheduled maturity in April 2013, and was originally assumed upon acquisition of the two hotels in 2007.  The mortgage note payable had a principal balance at pay-off of approximately $18.3 million, an interest rate of 6.55%, and was extinguished without premium or discount to the balance outstanding.  Funds for the debt extinguishment were provided by borrowings under the Company’s amended unsecured credit facility.  The Company entered into an amendment to its unsecured credit facility, also in February 2013, which increased the maximum aggregate commitment by the lender from $40.0 million to $55.0 million. Under the amendment the increase is effective until the earlier of completing its planned financing of the San Diego, California Residence Inn or April 2013. All other terms of the credit facility remain the same, including the payment of a quarterly fee on the average unused balance of the credit facility at an annual rate of 0.35%.

The Company’s Board of Directors approved a reduction in the Company’s projected distribution rate from an annual rate of $0.77 per common share to $0.66 per common share.  The change is effective with the distribution planned for April 2013.  The distribution will continue to be paid monthly.

In February 2013, the Company declared and paid approximately $5.8 million or $0.064167 per outstanding common share, in distributions to its common shareholders, of which approximately $1.2 million or 110,000 Units were reinvested under the Company’s Dividend Reinvestment Plan.